SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449


                                    FORM 8-K

                                 AMENDMENT NO. 1

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   March 4, 2002
                                                --------------------------------


                               RSI Holdings, Inc.
                               -------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                 North Carolina
                                 --------------
                 (State of Other Jurisdiction of Incorporation)

         01-18091                                       56-1200363
---------------------------                  ----------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


28 East Court Street, Post Office Box 6847, Greenville, South Carolina   29606
----------------------------------------------------------------------   ------
         (Address of Principal Executive Offices)                     (Zip Code)

                                 (864) 271-7171
                                 --------------
               (Registrant's Telephone Number Including Area Code)

                                 Not Applicable
                                 --------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)








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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         RSI Holdings, Inc. (the "Company") originally filed this Current Report to disclose the closing of the transaction by which the Company, through a newly-formed, wholly-owned subsidiary, Employment Solutions Acquisition, Inc., a South Carolina corporation, acquired substantially all of the assets of Employment Solutions, LLC, a South Carolina limited liability company. This Amendment No. 1 is being filed to disclose audited financial statements of the acquired business as well as unaudited pro forma condensed combined financial statements that give effect to the acquisition. The financial statements are attached to this Amendment No. 1 as Exhibits 99.1 and 99.2 and are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)-(b)  The following documents are filed as part of this report:

Audited Financial Statements of Employment Solutions, LLC
Unaudited Pro Forma Condensed Combined Financial Statements

(c)      Exhibits.

          99.1 Audited Financial Statements of Employment Solutions, LLC for the years ended December 31, 2001 and December 31, 2000.

          99.2 Unaudited Pro Forma Condensed Combined Financial Statements of RSI Holdings, Inc. and Employment Solutions, LLC for the six months ended February 28, 2002 and the year ended August 31, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               RSI HOLDINGS, INC.


Date:  May 20, 2002            By: /s/ Buck A. Mickel
                                   -------------------------------------
                                   Buck A. Mickel
                                   President & Chief Executive Officer

                                    EXHIBITS

99.1 Audited Financial Statements of Employment Solutions, LLC for the years ended December 31, 2001 and December 31, 2000.

99.2 Unaudited  Pro  Forma  Condensed  Combined  Financial   Statements  of  RSI
     Holdings, Inc. and Employment Solutions, LLC for the six months ended February 28, 2002 and the year ended August 31, 2001.